FIDELITY CONTRAFUND
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 17, 1995

   MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information r    eplaces the "Group Fee Rate" and "Effective
Annual Fee Rate" schedules found on page 20.
          GROUP FEE RATE SCHEDULE
EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net    Effective Annual Fee
 Assets               Rate         Assets      Rate

0 - $  3 billion          .5200%    $ 0.5 billion   .5200%

3 -    6                  .4900      25             .4238

6 -    9                  .4600      50             .3823

9 -    12                 .4300      75             .3626

12 -   15                 .4000     100             .3512

15 -   18                 .3850     125             .3430

18 -   21                 .3700     150             .3371

21 -   24                 .3600     175             .3325

24 -   30                 .3500     200             .3284

30 -   36                 .3450     225             .3249

36 -   42                 .3400     250             .3219

42 -   48                 .3350     275             .3190

48 -   66                 .3250     300             .3163

66 -   84                 .3200     325             .3137

84 -   102                .3150     350             .3113

102 -   138               .3100     375             .3090

138 -   174               .3050     400             .3067

174 -   210               .3000        425          .3046

210 -   246               .2950        450          .3024

246 -   282               .2900        475          .3003

282 -   318               .2850        500          .2982

318 -   354               .2800        525          .2962

354 -   390               .2750        550          .2942

   390 -   426            .2700

   426 -   462            .2650

   462 -   498            .2600

   498 -   534            .2550

           Over 534       .2500

The following information replaces that found in the section entitled "Additional Purchase and Redemption Information" beginning on page 14.
7. to shares purchased through Portfolio Advisory Services    or Fidelity
Charitable Advisory Services;
10. to shares purchased as part of a payroll deduction program (including shares purchased in an amount less than $5,000 by participants in the program within three months of the commencement of their participation in the program from sources other than payroll deduction) through an employer who has entered into a load waiver agreement and who (i) maintains an employee benefit plan that either qualifies for exemption (1) above or is in the CORPORATEplan for Retirement Program and has at least some of its plan assets in Fidelity-managed products, or (ii) is a member of the Fidelity Retail Advisory Group and has more than 500 employees.
   CONB-96-1
         January 1, 1996